                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           Date of Report MAY 15, 1998



                                   ECOGEN INC.

             (Exact Name of Registrant as specified in its charter.)


DELAWARE                                1-9579                    22-247948
(State or other jurisdiction of      (Commission                (IRS Employer
incorporation or organization)       File Number)            Identification No.)




            2005 CABOT BOULEVARD WEST, LANGHORNE, PENNSYLVANIA 19047
                    (Address of Principal Executive Offices)

                                 (215) 757-1590
               Registrant's telephone number, including area code

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            Ecogen Inc. (the "Company") has recently announced that on April 30, 1998 the Company completed the sale of substantially all of the assets (other than receivables from product sales) associated with its pheromone product line to Scentry Biologicals, Inc. for total consideration of approximately $2.4 million. The consideration included cash of $1.7 million and the assumption of $0.7 million of liabilities. The Company expects to record a gain on the sale of the pheromone product line of approximately $0.5 million in the second quarter of fiscal 1998. As part of the transaction, the Company was named by Scentry Biologicals as an exclusive distributor in the United States for three pheromone products, BeeScent(R) Attractant, NoMate(R) LRX MEC and NoMate(R) BHF MEC, through December 31, 2000. Scentry Biologicals is a newly formed company, two of the principals of which are the former manager of the Company's pheromone product line and a former principal of a company that distributed the Company's pheromone products in Central and South America.


ITEM 7(b).    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



                          ECOGEN INC. AND SUBSIDIARIES

               Unaudited Pro Forma Condensed Financial Information



The following unaudited pro forma condensed consolidated balance sheet as of January 31, 1998 and the unaudited pro forma condensed consolidated statements of operations for the year ended October 31, 1997 and the three-month period ended January 31, 1998 give effect to the sale of substantially all of the assets (other than receivables from product sales) associated with the pheromone product line (the "Pheromone Product Line"), as if the disposition had occurred as of the beginning of the periods presented. The pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the disposition actually occurred on the dates presented, nor is it indicative of the Company's future consolidated financial condition or results of operations.

The pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company contained in its 1997 Annual Report on Form 10K and its Quarterly Report on Form 10Q for the quarter ended January 31, 1998.

                          Ecogen Inc. and Subsidiaries
            Unaudited Pro Forma Consolidated Condensed Balance Sheet
                                January 31, 1998
                                ($ in thousands)

                                                                                 Sale of
                                                                                Pheromone
                                                                               Product Line
                                                                                 Pro forma
                                                        Ecogen Inc.             Adjustments           Ecogen Inc.
         ASSETS                                           Actual                 Dr. (Cr.)             Pro forma
         ------                                           ------                 ---------             ---------
Current Assets:
     Cash, cash equivalents and
        temporary investments                             $4,832                  $1,707  (1)           $6,539
     Trade receivables, net                                1,368                       -                 1,368
     Inventory, net                                        8,672                  (1,908) (2)            6,764
     Prepaid expenses and other
       current assets                                        663                       -                   663
                                                             ---                                           ---
              Total current assets                        15,535                    (201)               15,334
                                                          ------                    ----                ------

Plant and equipment, net                                   3,452                    (102)(2)             3,350
Other assets, net                                            835                      (4)(2)               831
                                                             ---                      --                   ---
                                                         $19,822                   ($307)              $19,515
                                                         =======                   ======              =======

         LIABILITIES & STOCKHOLDERS' EQUITY
         ----------------------------------
Current Liabilities:
     Accounts payable and
       accrued expenses                                   $5,578                    $750  (1)           $4,828
     Deferred contract revenue                             2,044                       -                 2,044
                                                          ------                --------                 -----
              Total current liabilities                    7,622                     750                 6,872
                                                          ------                   -----                 -----

Long-term debt                                             3,866                      28  (1)            3,838
                                                           -----                  ------                 -----
Other long-term obligations                                2,706                       -                 2,706
                                                           -----                --------                 -----

Stockholders' equity:
     Common stock                                             81                       -                    81
     Additional paid-in capital                          117,823                       -               117,823
     Accumulated deficit                                (110,798)                   (471) (3)         (110,327)
     Other                                                (1,478)                      -                (1,478)
                                                          -------                -------                -------
              Total stockholders' equity                   5,628                    (471)                6,099
                                                         -------                    -----              -------
                                                         $19,822                    $307               $19,515
                                                         =======                    ====               =======


See accompanying notes to unaudited pro forma consolidated condensed financial information.

                          Ecogen Inc. and Subsidiaries
       Unaudited Pro Forma Consolidated Condensed Statement of Operations
                           Year Ended October 31, 1997
                    (in thousands, except per share amounts)

                                                                                Sale of
                                                                              Pheromone
                                                                              Product Line
                                                                               Pro forma
                                                       Ecogen Inc.            Adjustments             Ecogen Inc.
                                                         Actual                (Dr.) Cr.               Pro forma

Revenues:
     Product sales, net                                   $8,783                 ($2,860)(4)            $5,923
     Contract research                                     2,939                       -                 2,939
     Other income, net                                        89                       -                    89
                                                          ------                 -------                 -----
              Total revenues                              11,811                  (2,860)                8,951
                                                          ------                 -------                 -----

Costs and expenses:
     Cost of products sold                                 6,292                   1,814  (5)            4,478
     Research and development                              5,042                     150  (6)            4,892
     Selling, general and
       administrative                                      8,661                     780  (7)            7,881
     Special charges                                       1,626                       -                 1,626
                                                          ------                   -----                ------
              Total costs and expenses                    21,621                   2,744                18,877
                                                          ------                   -----                ------

Net loss                                                 ($9,810)                  ($116)              ($9,926)
                                                         =======                   =====               =======

Basic and diluted net loss
  per share                                               ($1.23)                                       ($1.25)
                                                         =======                                        ======

Weighted average shares
  outstanding                                              7,958                                         7,958
                                                           =====                                         =====



See accompanying notes to unaudited pro forma consolidated condensed financial information.

                          Ecogen Inc. and Subsidiaries
       Unaudited Pro Forma Consolidated Condensed Statement of Operations
                       Three Months Ended January 31, 1998
                    (in thousands, except per share amounts)


                                                                                 Sale of
                                                                                Pheromone
                                                                               Product Line
                                                                               Pro forma
                                                        Ecogen Inc.             Adjustments         Ecogen Inc.
                                                          Actual                 (Dr.) Cr.          Pro forma
                                                          ------                 ---------          ---------
Revenues:
     Product sales, net                                   $1,716                   ($978) (4)             $738
     Contract research                                       720                       -                   720
     Other income, net                                     2,500                       -                 2,500
                                                           -----                 -------                 -----
              Total revenues                               4,936                    (978)                3,958
                                                           -----                 -------                 -----

Costs and expenses:
     Cost of products sold                                 1,407                     700  (5)              707
     Research and development                                962                      38  (6)              924
     Selling, general and
       administrative                                      1,681                     143  (7)            1,538
     Other, net                                              132                       -                   132
                                                         -------                  ------                ------
              Total costs and expenses                     4,182                     881                 3,301
                                                          ------                     ---                 -----

Net income (loss)                                           $754                    ($97)                 $657
                                                            ====                    ====                  ====

Basic and diluted net income
  (loss) per share                                         $0.09                                         $0.08
                                                           =====                                         =====

Weighted average shares
  outstanding                                              8,032                                         8,032
                                                           =====                                         =====



See accompanying notes to unaudited pro forma consolidated condensed financial information.

                          ECOGEN INC. AND SUBSIDIARIES

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Information Year Ended October 31, 1997 and Three Month Period Ended January 31, 1998




(1) Under the terms of the Asset Purchase Agreement dated April 27, 1998 between the Company and Scentry Biologicals, Inc. ("Scentry"), the purchase price for the Pheromone Product Line consisted of $1,707,000 in cash and the assumption of $778,000 of liabilities. Adjustments represent an increase to cash of $1,707,000 representing the cash proceeds, net of expenses associated with the transaction, a $750,000 decrease to accounts payable and accrued expenses and a $28,000 decrease to long-term debt for the liabilities assumed by Scentry.

(2) Adjustments represent the elimination of the assets associated with the Pheromone Product Line that were acquired by Scentry as follows:

              Inventory, net                                     $1,908,000
              Plant and equipment, net                              102,000
              Intangibles and other assets                            4,000
                                                               ============

(3) Adjustment represents the estimated gain on the sale of the Pheromone Product Line, net of expenses associated with the transaction.

(4) Adjustment represents the elimination of sales of pheromone products except for product sales that will continue under an exclusive distribution agreement between the Company and Scentry.

(5) Adjustment represents the elimination of cost of goods sold associated with pheromone product sales that were eliminated in 4 above and an adjustment to gross profit margins for products covered by the distribution agreement.

(6) Adjustment represents the elimination of research and development expenses associated with pheromone technology.

(7) Adjustment represents the elimination of selling and marketing expenses associated with the Pheromone Product Line, except for expenses that are expected to continue as a result of the distribution agreement between the Company and Scentry.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    May 15, 1998                         ECOGEN INC.


                                              By:  /s/ James P. Reilly, Jr.
                                              Name:    James P. Reilly, Jr.
                                              Title:   Chairman and
                                                       Chief Executive Officer